Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2022
Allowance for Credit Loss [Abstract]
Summary of Allowance for doubtful accounts
Allowance for doubtful accounts is as follows (in thousands):

	As of December 31,	As of December 31,
	2022	2021
Balance, beginning of period	$1,312	$1,270
Increase in provision	3,763	1,726
Write-offs, net of recoveries	(2,421)	(1,672)
Foreign currency translation adjustments	(168)	(12)

Balance, end of period	$2,486	$1,312